UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (ETW) Annual Report December 31, 2012

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

As of December 31, 2012, the Fund distributed quarterly cash distributions equal to $0.2920 per share in accordance with the MDP. The Fund’s distribution frequency changed to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2012

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Notice to Shareholders	28

Dividend Reinvestment Plan	29

Management and Organization	31

Important Notices	33

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, many global equity markets began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment in the U.S. and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived. Contributing factors included renewed concerns over Europe’s debt crisis, slowing growth in China and other emerging markets, and continuing political uncertainty ahead of the U.S. elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, stocks generally rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the U.S. economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, actions by the European Central Bank (ECB) calmed many investors’ fears that the region’s debt crisis would lead to a fracturing of the eurozone, helping to fuel a “relief rally” in European stocks. In hindsight, it appeared that the turning point for Europe may have been ECB President Mario Draghi’s declaration in July 2012 that “the ECB is ready to do whatever it takes to preserve the euro.”

In the final months of the fiscal year, however, from early October 2012 through December 2012, stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to weigh heavily on the global economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the U.S. housing market, and the ECB’s efforts to strengthen and centralize the European banking system.

Fund Snapshot at December 31, 2012[5]

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. and foreign indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmark[2]	33% S&P 500 Index

22% NASDAQ-100 Index

34% FTSE Eurotop 100 Index

11% Nikkei-225 Stock Average

Morningstar Category	World Stock

Distribution Frequency	Quarterly*

Common Stock Portfolio

Positions Held	490

% US / Non-US	53.0/47.0

Avg. Market Cap	$28.3 Billion

Call Options

% Portfolio with Call Options	95

Average Days to Expiration	17 days

Weighted Average % of Strike Prices:	0.80% out-of-the-money

*	Distribution changed from quarterly to monthly. See page 3 for additional details.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Management’s Discussion of Fund Performance1—continued

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) had a total return of 12.46% at net asset value (NAV), underperforming the 16.00% return of the S&P 500 Index (the Index)2, the 18.35% return of the NASDAQ-100 Index and the 17.06% return of the FTSE Eurotop 100 Index, and outperforming the 5.20% return of the CBOE S&P 500 BuyWrite Index, the 9.87% return of the Nikkei-225 Stock Average and the 3.39% return of the CBOE NASDAQ-100 BuyWrite Index. While the Fund’s underlying common stock portfolio outperformed the Index and the FTSE Eurotop 100 Index during the period, the Fund’s options overlay strategy detracted from Fund performance relative to both of those indexes.

In the Fund’s underlying common stock portfolio, Fund performance relative to the Index during the period was helped by stock selection in the consumer discretionary and health care sectors, and by an underweight position in the energy sector. In contrast, stock selection in telecommunication services, as well as an underweight and stock selection in financials, detracted from Fund performance versus the Index during the period.

Relative to the FTSE Eurotop 100 Index, the performance of the Fund’s common stock portfolio benefited from stock selection and underweights in both the energy and telecommunication services sectors, as well as an underweight in utilities. Detractors from Fund performance relative to the FTSE Eurotop 100 included stock selection and an underweight in financials and stock selection in consumer staples and information technology.

The Fund employs an options strategy of writing (selling) stock index call options on a portion of its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and enhance current income, can be beneficial during periods of market weakness such as we experienced in May of 2012, but may detract from Fund performance versus the Index during periods of market strength. When the market was trending upward, as it was for much of the fiscal year, the Fund’s writing of index call options held back Fund returns versus the Index, as premium income was relatively low and some short calls ended in losses. For the 12-month period as a whole, the Fund’s options program hurt relative Fund returns versus the Index and the FTSE Eurotop 100 Index.

In January 2013, the Fund began paying distributions to shareholders on a monthly basis instead of quarterly. As a result of this change, beginning in January 2013 you will receive each month a distribution equal to one-twelfth of the Fund’s planned distribution for the calendar year, rather than receiving one-quarter of that total amount four times a year. In December 2012, you received a quarterly distribution of $0.2920 per share. In January 2013, you received a distribution of $0.0973 per share as your first monthly distribution, followed by expected distributions in the same amount in February, March and so on. The Fund’s distribution rate is determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Additional information about the Fund, including the change in distribution frequency, is available on the Eaton Vance website (www.eatonvance.com).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT, David Stein, Ph.D. and Thomas Seto

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	09/30/2005	12.46%	3.07%	5.59%
Fund at Market Price	—	15.53	2.64	3.49
S&P 500 Index	09/30/2005	16.00%	1.66%	4.27%
CBOE S&P 500 BuyWrite Index	09/30/2005	5.20	1.13	3.14
CBOE NASDAQ-100 BuyWrite Index	09/30/2005	3.39	0.26	1.55
NASDAQ-100 Index	09/30/2005	18.35	5.89	8.03
FTSE Eurotop 100 Index	09/30/2005	17.06	–4.04	3.14
Nikkei-225 Stock Average	09/30/2005	9.87	–2.25	0.11

% Premium/Discount to NAV
				–13.58%

Distributions[3]
Total Distributions per share for the period				$1.168
Distribution Rate at NAV				9.44%
Distribution Rate at Market Price				10.93%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Fund Profile

Sector Allocation (% of total investments)[4]

Top 10 Holdings (% of total investments)[4]
Apple, Inc.	4.8%
Microsoft Corp.	2.5
Google, Inc., Class A	2.2
Nestle SA	1.9
Roche Holding AG PC	1.4
QUALCOMM, Inc.	1.4
Oracle Corp.	1.3
Cisco Systems, Inc.	1.2
Exxon Mobil Corp.	1.2
Comcast Corp., Class A	1.2
Total	19.1%

Country Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. NASDAQ-100 Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Nikkei-225 Stock Average is an unmanaged, price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distribution rate is determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.
[5]	The following terms as used in the Fund snapshot:

Average Market Cap: The average market capitalization of the companies that have issued the common stocks owned by a Fund. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). For an index call option, the buyer has the right to receive from the seller a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out-of-the-Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

On August 6, 2012, the Fund’s Board of Trustees adopted a share repurchase program for the Fund and authorized it to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. Establishing the repurchase program does not obligate the Fund to purchase specific amounts of shares. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

6

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments

Common Stocks — 100.5%

Security	Shares	Value

Aerospace & Defense — 1.5%
Engility Holdings, Inc.(1)	994	$19,144
European Aeronautic Defence and Space Co. NV	56,122	2,212,398
General Dynamics Corp.	33,624	2,329,135
Honeywell International, Inc.	59,872	3,800,076
L-3 Communications Holdings, Inc.	5,966	457,115
Northrop Grumman Corp.	15,716	1,062,087
Raytheon Co.	74,944	4,313,777
Rockwell Collins, Inc.	20,236	1,177,128
Rolls-Royce Holdings PLC(1)	272,487	3,908,386
Textron, Inc.	43,608	1,081,042

		$20,360,288

Air Freight & Logistics — 0.3%
Deutsche Post AG	82,457	$1,816,156
Expeditors International of Washington, Inc.	41,807	1,653,467
United Parcel Service, Inc., Class B	5,565	410,307

		$3,879,930

Auto Components — 0.8%
Aisin Seiki Co., Ltd.	10,200	$318,517
Compagnie Generale des Etablissements Michelin, Class B	26,277	2,517,833
Dana Holding Corp.	46,794	730,454
Denso Corp.	60,300	2,099,899
Goodyear Tire & Rubber Co. (The)(1)	61,752	852,795
Johnson Controls, Inc.	63,322	1,943,985
Toyoda Gosei Co., Ltd.	12,800	260,183
Toyota Industries Corp.	6,400	204,326
Yokohama Rubber Co., Ltd. (The)	218,000	1,580,276

		$10,508,268

Automobiles — 1.3%
Daimler AG	132,059	$7,270,581
Fiat SpA(1)	162,309	817,617
Ford Motor Co.	47,101	609,958
Honda Motor Co., Ltd.	103,900	3,847,897
Isuzu Motors, Ltd.	240,000	1,432,181
Mazda Motor Corp.(1)	245,000	502,817
Suzuki Motor Corp.	44,300	1,159,256
Toyota Motor Corp.	17,100	798,504
Yamaha Motor Co., Ltd.	18,800	208,261

		$16,647,072

Security	Shares	Value

Beverages — 1.5%
Coca-Cola Co. (The)	164,256	$5,954,280
Coca-Cola West Co., Ltd.	26,200	404,536
Constellation Brands, Inc., Class A(1)	33,994	1,203,048
Heineken Holding NV	24,773	1,364,067
Heineken NV	30,199	2,024,646
Kirin Holdings Co., Ltd.	88,000	1,035,408
PepsiCo, Inc.	77,079	5,274,516
Pernod-Ricard SA	15,528	1,801,573
Takara Holdings, Inc.	84,000	668,407

		$19,730,481

Biotechnology — 2.0%
Amgen, Inc.	86,623	$7,477,297
BioMarin Pharmaceutical, Inc.(1)	19,589	964,758
Celgene Corp.(1)	91,373	7,192,883
Gilead Sciences, Inc.(1)	149,934	11,012,652

		$26,647,590

Building Products — 0.3%
Asahi Glass Co., Ltd.	76,776	$560,587
Daikin Industries, Ltd.	82,800	2,844,107

		$3,404,694

Capital Markets — 1.5%
Affiliated Managers Group, Inc.(1)	4,285	$557,693
Deutsche Bank AG	123,418	5,429,751
Franklin Resources, Inc.	19,250	2,419,725
GAM Holding, Ltd.(1)	58,376	794,318
Greenhill & Co., Inc.	19,111	993,581
ICAP PLC	132,287	668,928
Julius Baer Group, Ltd.(1)	76,144	2,710,940
Lazard, Ltd., Class A	58,066	1,732,689
Morgan Stanley	103,279	1,974,694
Northern Trust Corp.	22,312	1,119,170
State Street Corp.	37,171	1,747,409

		$20,148,898

Chemicals — 2.4%
Air Products and Chemicals, Inc.	37,115	$3,118,402
Akzo Nobel NV	18,556	1,228,347
BASF SE	123,106	11,640,888
Daicel Chemical Industries, Ltd.	51,000	337,433
Dow Chemical Co. (The)	14,120	456,358
Eastman Chemical Co.	22,750	1,548,137
Hitachi Chemical Co., Ltd.	16,800	253,231

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Chemicals (continued)
Johnson Matthey PLC	82,005	$3,221,411
Kaneka Corp.	57,000	288,400
Linde AG	18,119	3,169,887
Mitsubishi Gas Chemical Co., Inc.	55,000	337,363
Monsanto Co.	12,777	1,209,343
Nitto Denko Corp.	5,900	290,567
Shin-Etsu Chemical Co., Ltd.	34,500	2,105,536
Showa Denko KK	236,000	360,709
Solvay SA	5,637	820,252
Sumitomo Chemical Co., Ltd.	341,000	1,074,640
Toray Industries, Inc.	66,000	405,439
Tosoh Corp.	173,000	416,240

		$32,282,583

Commercial Banks — 6.1%
Banco Bilbao Vizcaya Argentaria SA	1,124,211	$10,444,858
Banco Santander SA	558,210	4,536,577
Barclays PLC	1,338,304	5,813,564
BB&T Corp.	34,843	1,014,280
BNP Paribas	116,501	6,632,407
Credit Agricole SA(1)	409,558	3,335,468
Danske Bank A/S(1)	101,100	1,717,099
Fifth Third Bancorp	192,006	2,916,571
First Horizon National Corp.	39,470	391,148
First Republic Bank	23,946	784,950
Gunma Bank, Ltd. (The)	106,000	518,611
Hachijuni Bank, Ltd. (The)	89,000	446,515
Hiroshima Bank, Ltd. (The)	87,000	364,833
HSBC Holdings PLC	807,167	8,553,358
Huntington Bancshares, Inc.	307,053	1,962,069
Intesa Sanpaolo SpA	877,898	1,518,159
KBC Groep NV	22,722	791,913
KeyCorp	306,709	2,582,490
Lloyds Banking Group PLC(1)	3,975,334	3,167,917
Mizuho Financial Group, Inc.	155,441	284,999
PNC Financial Services Group, Inc.	42,872	2,499,866
Shinsei Bank, Ltd.	390,000	780,599
Standard Chartered PLC	310,434	8,033,952
Sumitomo Mitsui Financial Group, Inc.	12,408	450,929
SunTrust Banks, Inc.	46,137	1,307,984
U.S. Bancorp	114,393	3,653,712
UniCredit SpA(1)	326,003	1,605,386
Wells Fargo & Co.	80,937	2,766,427
Zions Bancorporation	41,793	894,370

		$79,771,011

Security	Shares	Value

Commercial Services & Supplies — 0.4%
SECOM Co., Ltd.	60,200	$3,033,010
Waste Management, Inc.	81,625	2,754,027

		$5,787,037

Communications Equipment — 2.8%
Cisco Systems, Inc.	834,119	$16,390,438
Juniper Networks, Inc.(1)	26,536	521,963
QUALCOMM, Inc.	290,897	18,041,432
Research In Motion, Ltd.(1)	45,636	542,156
Riverbed Technology, Inc.(1)	43,232	852,535

		$36,348,524

Computers & Peripherals — 5.4%
Apple, Inc.	120,049	$63,989,718
Dell, Inc.	278,975	2,826,017
EMC Corp.(1)	76,080	1,924,824
Hewlett-Packard Co.	78,955	1,125,109
NEC Corp.(1)	163,000	343,822
Toshiba Corp.	93,000	368,115

		$70,577,605

Construction & Engineering — 0.4%
Chiyoda Corp.	69,000	$988,437
Ferrovial SA	95,985	1,428,865
Fluor Corp.	6,465	379,754
JGC Corp.	67,000	2,087,817

		$4,884,873

Construction Materials — 0.2%
CRH PLC	79,131	$1,609,217
Imerys SA	4,825	309,469
Lafarge SA	6,791	438,510

		$2,357,196

Consumer Finance — 0.4%
American Express Co.	45,990	$2,643,505
Capital One Financial Corp.	10,344	599,228
Credit Saison Co., Ltd.	45,600	1,140,577
SLM Corp.	50,603	866,829

		$5,250,139

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Containers & Packaging — 0.1%
Owens-Illinois, Inc.(1)	37,020	$787,415
Sealed Air Corp.	27,433	480,352
Toyo Seikan Kaisha, Ltd.	51,400	692,641

		$1,960,408

Distributors — 0.4%
Genuine Parts Co.	53,642	$3,410,558
LKQ Corp.(1)	61,930	1,306,723

		$4,717,281

Diversified Financial Services — 0.8%
Bank of America Corp.	50,000	$580,000
CME Group, Inc.	4,775	242,140
Deutsche Boerse AG	22,169	1,359,447
Groupe Bruxelles Lambert SA	4,239	338,087
ING Groep NV(1)	203,360	1,931,510
Investor AB, Class B	56,000	1,471,129
JPMorgan Chase & Co.	72,740	3,198,378
Moody’s Corp.	18,539	932,882
ORIX Corp.	4,130	466,518

		$10,520,091

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	258,166	$8,702,776
Belgacom SA	25,589	752,612
BT Group PLC	454,642	1,734,551
Deutsche Telekom AG	323,930	3,687,264
Telefonica SA	286,089	3,873,371
Verizon Communications, Inc.	129,319	5,595,633
Windstream Corp.	32,843	271,940

		$24,618,147

Electric Utilities — 0.6%
Acciona SA	8,786	$656,126
Duke Energy Corp.	20,897	1,333,229
Edison International	51,169	2,312,327
Enel SpA	375,898	1,563,540
Fortum Oyj	63,829	1,194,939
Pepco Holdings, Inc.	18,841	369,472

		$7,429,633

Security	Shares	Value

Electrical Equipment — 0.9%
ABB, Ltd.(1)	368,855	$7,649,139
Eaton Corp. PLC	41,711	2,260,736
Fujikura, Ltd.	69,000	215,377
Legrand SA	47,726	2,025,304
Mabuchi Motor Co., Ltd.	5,000	213,220

		$12,363,776

Electronic Equipment, Instruments & Components — 0.8%
Alps Electric Co., Ltd.	82,200	$497,619
Corning, Inc.	26,615	335,881
Keyence Corp.	1,210	335,563
Kyocera Corp.	53,734	4,871,808
Molex, Inc.	34,890	953,544
OMRON Corp.	16,500	396,055
Taiyo Yuden Co., Ltd.	154,000	1,363,166
TDK Corp.	54,600	1,988,354

		$10,741,990

Energy Equipment & Services — 0.8%
CGGVeritas(1)	31,600	$960,207
Halliburton Co.	118,799	4,121,137
Saipem SpA	17,353	675,951
Schlumberger, Ltd.	62,861	4,355,639
Technip SA	9,124	1,055,063

		$11,167,997

Food & Staples Retailing — 1.6%
Carrefour SA	208,600	$5,370,893
Casino Guichard-Perrachon SA	6,031	577,664
CVS Caremark Corp.	151,904	7,344,558
Koninklijke Ahold NV	122,728	1,645,660
Seven & i Holdings Co., Ltd.	88,400	2,492,062
UNY Co., Ltd.	13,500	100,038
Wal-Mart Stores, Inc.	55,272	3,771,209

		$21,302,084

Food Products — 3.5%
Archer-Daniels-Midland Co.	12,901	$353,358
Campbell Soup Co.	17,968	626,904
H.J. Heinz Co.	47,559	2,743,203
Kerry Group PLC, Class A	15,000	792,314
Kraft Foods Group, Inc.	26,742	1,215,959

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Food Products (continued)
Mondelez International, Inc., Class A	238,500	$6,074,595
Nestle SA	381,590	24,896,246
Nissin Foods Holdings Co., Ltd.	11,700	443,876
Toyo Suisan Kaisha, Ltd.	15,000	399,656
Unilever NV	206,666	7,907,787
Yakult Honsha Co., Ltd.	15,300	670,172

		$46,124,070

Gas Utilities — 0.1%
Gas Natural SDG SA	45,614	$822,299
Snam Rete Gas SpA	175,073	817,164

		$1,639,463

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	113,910	$7,461,105
Analogic Corp.	12,942	961,591
Covidien PLC	51,806	2,991,278
Edwards Lifesciences Corp.(1)	5,485	494,582
Hologic, Inc.(1)	28,813	577,124
Medtronic, Inc.	35,589	1,459,861
Orthofix International NV(1)	16,715	657,401
Terumo Corp.	66,600	2,644,681

		$17,247,623

Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	43,561	$1,880,964
DaVita HealthCare Partners, Inc.(1)	17,678	1,953,949
Laboratory Corp. of America Holdings(1)	16,119	1,396,228
McKesson Corp.	22,301	2,162,305
Team Health Holdings, Inc.(1)	17,059	490,788
Tenet Healthcare Corp.(1)	39,843	1,293,702
UnitedHealth Group, Inc.	64,272	3,486,113

		$12,664,049

Hotels, Restaurants & Leisure — 1.2%
Accor SA	26,214	$934,974
Bally Technologies, Inc.(1)	11,183	499,992
Carnival Corp.	46,402	1,706,202
International Game Technology	42,344	600,015
Marriott International, Inc., Class A	10,655	397,112
McDonald’s Corp.	73,173	6,454,590
Six Flags Entertainment Corp.	17,977	1,100,192
Yum! Brands, Inc.	68,297	4,534,921

		$16,227,998

Security	Shares	Value

Household Durables — 0.2%
Casio Computer Co., Ltd.	85,000	$746,063
PulteGroup, Inc.(1)	84,375	1,532,250
Sekisui Chemical Co., Ltd.	61,000	532,146
Sony Corp.	29,800	334,220

		$3,144,679

Household Products — 1.1%
Clorox Co. (The)	20,211	$1,479,849
Colgate-Palmolive Co.	3,997	417,846
Henkel AG & Co. KGaA, PFC Shares	20,000	1,645,421
Kimberly-Clark Corp.	23,485	1,982,839
Procter & Gamble Co.	78,880	5,355,163
Reckitt Benckiser Group PLC	37,889	2,405,178
Unicharm Corp.	12,400	644,361

		$13,930,657

Industrial Conglomerates — 1.9%
3M Co.	53,517	$4,969,054
General Electric Co.	187,702	3,939,865
Nisshinbo Holdings, Inc.	82,000	694,076
Siemens AG	137,050	14,986,499

		$24,589,494

Insurance — 4.0%
ACE, Ltd.	25,406	$2,027,399
Ageas NV SA	22,500	664,813
Allianz SE	77,108	10,748,621
Allstate Corp. (The)	16,927	679,958
Aon PLC	3,503	194,767
Assicurazioni Generali SpA	272,691	4,983,347
Berkshire Hathaway, Inc., Class B(1)	16,883	1,514,405
Chubb Corp.	4,667	351,518
Cincinnati Financial Corp.	86,776	3,398,148
Delta Lloyd NV	38,000	626,001
Hartford Financial Services Group, Inc.	64,880	1,455,907
HCC Insurance Holdings, Inc.	27,655	1,029,043
Lincoln National Corp.	41,690	1,079,771
Mapfre SA	129,606	399,333
Marsh & McLennan Cos., Inc.	88,523	3,051,388
MetLife, Inc.	107,541	3,542,400
MS&AD Insurance Group Holdings, Inc.	68,100	1,359,070
Principal Financial Group, Inc.	44,331	1,264,320
Prudential Financial, Inc.	37,177	1,982,649
Prudential PLC	349,752	4,990,032

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Resolution, Ltd.	66,478	$270,462
RSA Insurance Group PLC	348,399	719,502
SCOR SE	63,370	1,712,796
Sony Financial Holdings, Inc.	27,200	489,008
Standard Life PLC	479,801	2,622,809
Swiss Life Holding AG(1)	9,633	1,285,776
T&D Holdings, Inc.	54,600	664,769

		$53,108,012

Internet & Catalog Retail — 1.7%
Amazon.com, Inc.(1)	61,374	$15,413,466
priceline.com, Inc.(1)	9,664	6,003,277
Shutterfly, Inc.(1)	21,804	651,286

		$22,068,029

Internet Software & Services — 2.9%
eBay, Inc.(1)	94,830	$4,838,226
Facebook, Inc., Class A(1)	75,000	1,997,250
Google, Inc., Class A(1)	41,753	29,618,326
LinkedIn Corp., Class A(1)	9,128	1,048,077
United Internet AG	44,534	963,058

		$38,464,937

IT Services — 2.2%
Accenture PLC, Class A	11,810	$785,365
Amadeus IT Holding SA, Class A	24,489	618,871
AtoS	5,628	395,236
CapGemini SA	56,171	2,456,218
Cognizant Technology Solutions Corp., Class A(1)	81,339	6,023,153
Fidelity National Information Services, Inc.	51,873	1,805,699
Indra Sistemas SA	107,008	1,431,331
International Business Machines Corp.	62,048	11,885,294
MasterCard, Inc., Class A	3,924	1,927,783
Nomura Research Institute, Ltd.	6,800	141,649
NTT Data Corp.	76	237,897
Obic Co., Ltd.	730	146,134
Otsuka Corp.	2,600	196,718
Western Union Co.	75,459	1,026,997

		$29,078,345

Security	Shares	Value

Leisure Equipment & Products — 0.2%
Hasbro, Inc.	21,651	$777,271
Nikon Corp.	63,000	1,860,036
Sankyo Co., Ltd.	3,300	130,944

		$2,768,251

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	13,037	$533,735
Bruker Corp.(1)	24,169	369,061
PerkinElmer, Inc.	27,425	870,469
Thermo Fisher Scientific, Inc.	17,359	1,107,157

		$2,880,422

Machinery — 2.1%
Caterpillar, Inc.	22,215	$1,990,020
Dover Corp.	15,298	1,005,232
Ebara Corp.	335,000	1,409,800
Fanuc, Ltd.	54,027	10,051,694
IHI Corp.	213,000	552,331
Japan Steel Works, Ltd.	24,000	156,358
Kawasaki Heavy Industries, Ltd.	107,000	290,990
Komatsu, Ltd.	67,800	1,739,774
Kurita Water Industries, Ltd.	6,200	136,158
Makita Corp.	6,700	311,244
MAN AG	10,039	1,078,396
Minebea Co., Ltd.	290,127	1,030,700
NSK, Ltd.	32,000	227,701
Okuma Corp.	32,000	220,839
Pall Corp.	23,035	1,388,089
Parker Hannifin Corp.	13,311	1,132,234
SMC Corp.	1,900	345,143
Snap-On, Inc.	9,395	742,111
Stanley Black & Decker, Inc.	40,728	3,012,650
Sumitomo Heavy Industries, Ltd.	119,000	570,311
Titan International, Inc.	13,412	291,309

		$27,683,084

Marine — 0.1%
Kirby Corp.(1)	3,948	$244,342
Nippon Yusen KK	425,000	1,000,378

		$1,244,720

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Media — 3.4%
British Sky Broadcasting Group PLC	480,276	$6,057,431
Comcast Corp., Class A	435,803	16,290,316
Focus Media Holding, Ltd. ADR	10,518	270,102
Hakuhodo DY Holdings, Inc.	2,090	135,246
IMAX Corp.(1)	77,253	1,736,647
Interpublic Group of Cos., Inc.	50,333	554,670
JC Decaux SA	22,850	545,406
Jupiter Telecommunications Co., Ltd.	210	260,392
McGraw-Hill Cos., Inc. (The)	27,142	1,483,853
Omnicom Group, Inc.	54,629	2,729,265
ProSiebenSat.1 Media AG, PFC Shares	27,382	779,944
Time Warner Cable, Inc.	21,148	2,055,374
Time Warner, Inc.	10,926	522,591
Virgin Media, Inc.	100,424	3,690,582
Walt Disney Co. (The)	164,007	8,165,909
Wolters Kluwer NV	961	19,741

		$45,297,469

Metals & Mining — 2.2%
Anglo American PLC	14,302	$450,844
BHP Billiton PLC	189,390	6,680,444
Boliden AB	50,161	953,109
Cliffs Natural Resources, Inc.	31,759	1,224,627
Dowa Holdings Co., Ltd.	105,000	679,686
JFE Holdings, Inc.	8,400	158,312
Kobe Steel, Ltd.(1)	216,000	275,989
Mitsubishi Materials Corp.	80,000	273,494
Newmont Mining Corp.	14,132	656,290
Nippon Steel & Sumitomo Metal Corp.	225,000	553,989
Nucor Corp.	23,673	1,022,200
Pacific Metals Co., Ltd.	42,000	199,027
Randgold Resources, Ltd.	5,072	501,759
Rio Tinto PLC	168,867	9,849,272
Sumitomo Metal Mining Co., Ltd.	66,000	931,647
Umicore SA	13,474	746,096
Xstrata PLC	205,850	3,593,274

		$28,750,059

Multi-Utilities — 1.7%
Centrica PLC	778,444	$4,248,509
CMS Energy Corp.	137,634	3,355,517
Consolidated Edison, Inc.	24,350	1,352,399
Dominion Resources, Inc.	27,793	1,439,677
E.ON AG	136,645	2,562,917

Security	Shares	Value

Multi-Utilities (continued)
GDF Suez	336,875	$6,938,298
NiSource, Inc.	42,420	1,055,834
Public Service Enterprise Group, Inc.	39,804	1,218,002
Veolia Environnement	37,663	456,590

		$22,627,743

Multiline Retail — 1.0%
Isetan Mitsukoshi Holdings, Ltd.	71,332	$698,080
Macy’s, Inc.	48,120	1,877,642
Marks & Spencer Group PLC	432,844	2,718,962
Next PLC	41,584	2,524,250
Nordstrom, Inc.	19,173	1,025,756
PPR SA	7,380	1,386,043
Target Corp.	54,531	3,226,599

		$13,457,332

Office Electronics — 0.2%
Brother Industries, Ltd.	22,000	$236,840
Canon, Inc.	56,100	2,174,421
Konica Minolta Holdings, Inc.	66,500	478,556
Ricoh Co., Ltd.	15,000	159,216

		$3,049,033

Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	33,872	$2,517,028
BP PLC	962,053	6,689,065
Chevron Corp.	95,020	10,275,463
ConocoPhillips	63,945	3,708,171
ENI SpA	285,080	6,983,753
Exxon Mobil Corp.	188,591	16,322,551
Hess Corp.	7,269	384,966
Idemitsu Kosan Co., Ltd.	3,100	270,129
Marathon Petroleum Corp.	21,876	1,378,188
Phillips 66	36,105	1,917,176
Royal Dutch Shell PLC, Class A	291,192	10,107,330
Royal Dutch Shell PLC, Class B	320,700	11,441,391
Suncor Energy, Inc.	17,376	573,060
Total SA	307,823	16,016,929
Williams Cos., Inc.	108,727	3,559,722
WPX Energy, Inc.(1)	16,500	245,520

		$92,390,442

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Paper & Forest Products — 0.1%
International Paper Co.	29,828	$1,188,348
OJI Paper Co., Ltd.	44,000	151,771

		$1,340,119

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	25,480	$1,525,233
Kao Corp.	74,054	1,929,664

		$3,454,897

Pharmaceuticals — 7.1%
Allergan, Inc.	27,084	$2,484,415
Astellas Pharma, Inc.	58,400	2,625,757
AstraZeneca PLC	135,442	6,418,556
Bayer AG	35,186	3,355,401
Chugai Pharmaceutical Co., Ltd.	99,100	1,898,764
Daiichi Sankyo Co., Ltd.	35,200	540,398
Eisai Co., Ltd.	59,846	2,498,139
Eli Lilly & Co.	29,220	1,441,130
GlaxoSmithKline PLC	239,985	5,225,027
Hisamitsu Pharmaceutical Co., Inc.	4,800	238,898
Johnson & Johnson	99,975	7,008,248
Merck & Co., Inc.	207,284	8,486,207
Mitsubishi Tanabe Pharma Corp.	10,000	130,417
Novartis AG	218,832	13,824,332
Pfizer, Inc.	109,562	2,747,815
Roche Holding AG PC	90,220	18,240,781
Sanofi	129,268	12,258,464
Takeda Pharmaceutical Co., Ltd.	20,531	917,633
UCB SA	9,177	525,736
Watson Pharmaceuticals, Inc.(1)	29,688	2,553,168

		$93,419,286

Professional Services — 0.3%
Adecco SA(1)	26,539	$1,405,458
Equifax, Inc.	15,217	823,544
Experian PLC	29,123	469,373
Intertek Group PLC	7,167	364,060
Robert Half International, Inc.	36,884	1,173,649

		$4,236,084

Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	19,546	$1,510,320
AvalonBay Communities, Inc.	19,158	2,597,633
British Land Co. PLC	107,910	996,940

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Capital Shopping Centres Group PLC	189,600	$1,090,775
Japan Real Estate Investment Corp.	37	364,529
Nippon Building Fund, Inc.	40	413,791
Simon Property Group, Inc.	32,545	5,145,039

		$12,119,027

Real Estate Management & Development — 0.4%
Capital & Counties Properties PLC	189,600	$752,210
CB Richard Ellis Group, Inc., Class A(1)	41,385	823,561
Daito Trust Construction Co., Ltd.	6,300	595,414
Heiwa Real Estate Co., Ltd.	40,500	554,251
Nomura Real Estate Holdings, Inc.	27,400	523,956
NTT Urban Development Corp.	443	429,679
Sumitomo Realty & Development Co., Ltd.	36,000	1,199,299

		$4,878,370

Road & Rail — 0.6%
Central Japan Railway Co.	5,500	$446,377
CSX Corp.	115,014	2,269,226
East Japan Railway Co.	11,200	724,238
Hankyu Hanshin Holdings, Inc.	128	662
Kansas City Southern	23,993	2,002,936
Keio Corp.	139,000	1,036,260
Ryder System, Inc.	14,154	706,709
Tobu Railway Co., Ltd.	135,000	715,925

		$7,902,333

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.(1)	190,688	$457,651
ARM Holdings PLC	410,900	5,189,149
Broadcom Corp., Class A	50,000	1,660,500
Cirrus Logic, Inc.(1)	62,702	1,816,477
Cree, Inc.(1)	17,003	577,762
Cypress Semiconductor Corp.(1)	217,447	2,357,125
Intel Corp.	776,266	16,014,368
Marvell Technology Group, Ltd.	164,177	1,191,925
Mellanox Technologies, Ltd.(1)	7,217	428,545
NXP Semiconductors NV(1)	54,841	1,446,157
STMicroelectronics NV	36,627	265,895
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	58,911	1,010,913
Texas Instruments, Inc.	157,242	4,865,068
Tokyo Electron, Ltd.	74,600	3,440,644

		$40,722,179

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Software — 4.9%
Citrix Systems, Inc.(1)	46,346	$3,047,250
Compuware Corp.(1)	66,874	726,920
Concur Technologies, Inc.(1)	29,482	1,990,625
Dassault Systemes SA	8,000	894,458
Electronic Arts, Inc.(1)	53,174	772,618
Konami Corp.	56,900	1,281,349
Microsoft Corp.	1,237,918	33,089,548
Nuance Communications, Inc.(1)	90,485	2,019,625
Oracle Corp.	529,690	17,649,271
Sage Group PLC (The)	110,516	531,416
Trend Micro, Inc.	69,397	2,096,838

		$64,099,918

Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A	10,682	$512,416
CarMax, Inc.(1)	5,464	205,119
Fast Retailing Co., Ltd.	50,300	12,837,100
Gap, Inc. (The)	73,351	2,276,815
Home Depot, Inc. (The)	107,658	6,658,647
Lowe’s Companies, Inc.	115,992	4,120,036
Tiffany & Co.	26,337	1,510,164
USS Co., Ltd.	2,720	283,232
Yamada Denki Co., Ltd.	4,360	168,518

		$28,572,047

Textiles, Apparel & Luxury Goods — 1.1%
Adidas AG	18,804	$1,678,242
Asics Corp.	20,000	305,531
Christian Dior SA	10,660	1,817,039
Coach, Inc.	16,626	922,909
Hanesbrands, Inc.(1)	25,679	919,822
LVMH Moet Hennessy Louis Vuitton SA	10,000	1,845,572
NIKE, Inc., Class B	60,220	3,107,352
Onward Holdings Co., Ltd.	30,000	226,802
Swatch Group, Ltd. (The), Bearer Shares	7,745	3,927,522

		$14,750,791

Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp, Inc.	258,361	$2,100,475

		$2,100,475

Security	Shares	Value

Tobacco — 2.4%
British American Tobacco PLC	271,130	$13,782,881
Imperial Tobacco Group PLC	177,291	6,873,846
Japan Tobacco, Inc.	81,800	2,310,798
Philip Morris International, Inc.	104,479	8,738,623

		$31,706,148

Trading Companies & Distributors — 0.5%
Marubeni Corp.	147,000	$1,054,760
Mitsubishi Corp.	77,500	1,492,104
Sumitomo Corp.	97,400	1,249,622
Wolseley PLC	49,504	2,367,208

		$6,163,694

Transportation Infrastructure — 0.1%
ADP	6,667	$516,178
Kamigumi Co., Ltd.	46,000	367,026

		$883,204

Wireless Telecommunication Services — 1.9%
KDDI Corp.	49,000	$3,464,167
MetroPCS Communications, Inc.(1)	31,693	315,028
Rogers Communications, Inc., Class B	43,035	1,958,953
SoftBank Corp.	163,398	5,987,101
Vodafone Group PLC	5,349,088	13,465,066

		$25,190,315

Total Common Stocks — 100.5% (identified cost $963,680,249)		$1,323,382,394

Call Options Written — (1.2)%

Exchange-Traded Options — (0.4)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

NASDAQ 100 Index	250	$2,675	1/19/13	$(943,750)
NASDAQ 100 Index	510	2,725	1/19/13	(905,250)
NASDAQ 100 Index	265	2,750	1/19/13	(284,875)
S&P 500 Index	645	1,435	1/19/13	(1,099,725)
S&P 500 Index	1,500	1,450	1/19/13	(1,372,500)
S&P 500 Index	740	1,465	1/19/13	(388,500)

				$(4,994,600)

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Over-the-Counter Options — (0.8)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

Dow Jones Euro Stoxx 50 Index(2)	13,000	EUR 2,650	1/18/13	$(392,091)
Dow Jones Euro Stoxx 50 Index(3)	26,050	EUR 2,675	1/18/13	(508,894)
Dow Jones Euro Stoxx 50 Index(4)	8,150	EUR 2,675	1/18/13	(159,213)
Dow Jones Euro Stoxx 50 Index(5)	18,050	EUR 2,675	1/18/13	(352,612)
FTSE 100 Index(2)	6,700	GBP 5,950	1/18/13	(446,236)
FTSE 100 Index(3)	6,500	GBP 6,025	1/18/13	(187,421)
FTSE 100 Index(5)	2,200	GBP 6,050	1/18/13	(47,353)
Nikkei 225 Index(5)	1,160,000	JPY 9,750	1/11/13	(8,602,758)
SMI Index(3)	3,500	CHF 6,950	1/18/13	(97,961)
SMI Index(3)	3,700	CHF 7,000	1/18/13	(56,027)

				$(10,850,566)

Total Call Options Written (premiums received $14,686,394)				$(15,845,166)

Other Assets, Less Liabilities — 0.7%				$9,732,330

Net Assets — 100.0%				$1,317,269,558

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PFC Shares	–	Preference Shares
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling
JPY	–	Japanese Yen

(1)	Non-income producing security.

(2)	Counterparty is Barclays Bank PLC.

(3)	Counterparty is Citibank NA.

(4)	Counterparty is Bank of America.

(5)	Counterparty is Credit Suisse International.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	53.2%	$700,975,672
United Kingdom	12.8	168,499,088
Japan	10.7	140,600,740
Switzerland	5.8	76,761,911
France	5.6	73,198,592
Germany	5.5	72,172,473
Spain	1.8	24,211,631
Netherlands	1.6	21,329,610
Italy	1.4	18,964,917
Ireland	0.6	8,438,910
Canada	0.4	4,810,816
Belgium	0.4	4,639,509
Other Countries, less than 0.3% each	0.7	8,778,525

Total Investments	100.5%	$1,323,382,394

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investments, at value (identified cost, $963,680,249)	$1,323,382,394
Cash	3,659,609
Restricted cash*	4,200,000
Foreign currency, at value (identified cost, $549,919)	549,725
Dividends receivable	1,567,656
Receivable for investments sold	33,467
Tax reclaims receivable	1,416,227
Total assets	$1,334,809,078

Liabilities
Written options outstanding, at value (premiums received, $14,686,394)	$15,845,166
Payable for Fund shares repurchased	284,947
Payable to affiliates:
Investment adviser fee	1,133,318
Trustees’ fees	13,118
Accrued expenses	262,971
Total liabilities	$17,539,520
Net Assets	$1,317,269,558

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 106,509,735 shares issued and outstanding	$1,065,097
Additional paid-in capital	1,008,106,432
Accumulated net realized loss	(48,850,077)
Accumulated distributions in excess of net investment income	(1,661,419)
Net unrealized appreciation	358,609,525
Net Assets	$1,317,269,558

Net Asset Value
($1,317,269,558 ÷ 106,509,735 common shares issued and outstanding)	$12.37

*	Represents restricted cash on deposit at the custodian for written options.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $2,084,334)	$38,497,326
Total investment income	$38,497,326

Expenses
Investment adviser fee	$13,510,068
Trustees’ fees and expenses	54,362
Custodian fee	517,477
Transfer and dividend disbursing agent fees	19,311
Legal and accounting services	84,491
Printing and postage	274,323
Miscellaneous	151,441
Total expenses	$14,611,473
Deduct —
Reduction of custodian fee	$6,606
Total expense reductions	$6,606

Net expenses	$14,604,867

Net investment income	$23,892,459

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$22,321,089
Written options	(63,680,452)
Foreign currency transactions	(31,086)
Net realized loss	$(41,390,449)
Change in unrealized appreciation (depreciation) —
Investments	$169,673,973
Written options	(11,854,706)
Foreign currency	(15,119)
Net change in unrealized appreciation (depreciation)	$157,804,148

Net realized and unrealized gain	$116,413,699

Net increase in net assets from operations	$140,306,158

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$23,892,459	$21,243,219
Net realized loss from investment transactions, written options and foreign currency transactions	(41,390,449)	(4,836,046)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	157,804,148	(4,599,133)
Net increase in net assets from operations	$140,306,158	$11,808,040
Distributions to shareholders —
From net investment income	$(24,981,811)	$(20,783,660)
Tax return of capital	(100,051,695)	(108,921,186)
Total distributions	$(125,033,506)	$(129,704,846)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(7,946,869)	$—
Net decrease in net assets from capital shares transactions	$(7,946,869)	$—

Net increase (decrease) in net assets	$7,325,783	$(117,896,806)

Net Assets
At beginning of year	$1,309,943,775	$1,427,840,581
At end of year	$1,317,269,558	$1,309,943,775

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,661,419)	$(417,681)

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Financial Highlights

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$12.220	$13.320	$13.840	$12.450	$19.670

Income (Loss) From Operations
Net investment income(1)	$0.223	$0.198	$0.160	$0.199	$0.287
Net realized and unrealized gain (loss)	1.084	(0.088)	0.792	2.991	(5.707)

Total income (loss) from operations	$1.307	$0.110	$0.952	$3.190	$(5.420)

Less Distributions
From net investment income	$(0.233)	$(0.194)	$(0.167)	$(0.204)	$(0.285)
From net realized gain	—	—	(0.019)	—	—
Tax return of capital	(0.935)	(1.016)	(1.286)	(1.596)	(1.515)

Total distributions	$(1.168)	$(1.210)	$(1.472)	$(1.800)	$(1.800)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.011	$—	$—	$—	$—

Net asset value — End of year	$12.370	$12.220	$13.320	$13.840	$12.450

Market value — End of year	$10.690	$10.280	$12.250	$13.890	$10.120

Total Investment Return on Net Asset Value(2)	12.46%	2.21%	8.24%	28.83%	(27.36)%

Total Investment Return on Market Value(2)	15.53%	(6.50)%	(0.81)%	59.07%	(33.09)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,317,270	$1,309,944	$1,427,841	$1,478,242	$1,323,987
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.08%	1.08%	1.09%	1.09%	1.08%
Net investment income	1.77%	1.53%	1.23%	1.57%	1.76%
Portfolio Turnover	5%	17%	12%	31%	33%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $44,137,219 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

20

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes quarterly distributions (monthly distributions beginning in January 2013) from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$24,981,811	$20,783,660
Tax return of capital	$100,051,695	$108,921,186

During the year ended December 31, 2012, accumulated net realized loss was decreased by $154,486, accumulated distributions in excess of net investment income was increased by $154,386 and paid-in capital was decreased by $100 due to differences between book and tax accounting, primarily for investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs), return of capital distributions from securities and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

21

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(44,137,219)
Net unrealized appreciation	$352,235,248

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts, distributions from REITs, return of capital distributions from securities and investments in PFICs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2012, the Fund’s investment adviser fee amounted to $13,510,068. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $71,161,844 and $251,984,554, respectively, for the year ended December 31, 2012.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2012 and December 31, 2011.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). During the year ended December 31, 2012, the Fund repurchased 719,800 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $7,946,869 and an average price of $11.04 per share. The weighted average discount per share to NAV on these repurchases amounted to 12.65%.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$966,465,487

Gross unrealized appreciation	$386,974,409
Gross unrealized depreciation	(30,057,502)

Net unrealized appreciation	$356,916,907

22

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2012 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	1,288,865	$25,626,665
Options written	15,486,845	220,466,756
Options terminated in closing purchase transactions	(9,483,760)	(201,533,422)
Options expired	(6,040,190)	(29,873,605)

Outstanding, end of year	1,251,760	$14,686,394

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $10,850,566. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $4,200,000 at December 31, 2012.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(15,845,166	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$(63,680,452	)(1)	$(11,854,706	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

23

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$112,387,633	$65,771,584	$—	$178,159,217
Consumer Staples	54,061,183	82,187,154	—	136,248,337
Energy	49,358,621	54,199,818	—	103,558,439
Financials	74,130,491	113,765,532	—	187,896,023
Health Care	81,515,986	71,342,984	—	152,858,970
Industrials	47,388,765	75,994,446	—	123,383,211
Information Technology	259,582,135	33,500,396	—	293,082,531
Materials	11,691,472	54,998,893	—	66,690,365
Telecommunication Services	16,844,330	32,964,132	—	49,808,462
Utilities	12,436,457	19,260,382	—	31,696,839

Total Common Stocks	$719,397,073	$603,985,321 *	$—	$1,323,382,394

Total Investments	$719,397,073	$603,985,321	$—	$1,323,382,394

Liability Description
Call Options Written	$(4,994,600)	$(10,850,566)	$—	$(15,845,166)

Total	$(4,994,600)	$(10,850,566)	$—	$(15,845,166)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

24

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

10  Legal Proceedings

In November 2010, the Fund was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending the outcome of an omnibus motion to dismiss filed by the defendants (including the Fund) in a related multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Fund is approximately $891,000 (equal to 0.07% of net assets at December 31, 2012).

The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Fund as incurred.

25

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2013

26

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $38,493,180, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 59.34% qualifies for the corporate dividends received deduction.

27

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Notice to Shareholders (Unaudited)

In November 2012, the Fund changed its frequency of regular Fund distributions from quarterly to monthly. Beginning in January 2013, Fund shareholders will receive one-third of the current quarterly distribution on a monthly basis rather than the full current distribution once every three months. Total distribution amounts paid over the calendar year will not be affected.

28

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

29

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2012, Fund records indicate that there are 48 registered shareholders and approximately 59,453 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

30

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2015. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2005.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm)
(1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2005.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 1 year. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005 and Chairman of the Board since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2552-2/13	CE-TMGBWOFSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$38,550	$41,857
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,280	$12,270
All Other Fees(3)	$3,700	$0

Total	$50,530	$54,127

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/11	12/31/12
Registrant	$11,980	$12,270
Eaton Vance(1)	$334,561	$615,489

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.

David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Walter A. Row
Registered Investment Companies	9		$9,264.5	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	0		$0	0	$0

David M. Stein
Registered Investment Companies	21		$12,426.2	0	$0
Other Pooled Investment Vehicles	5		$3,312.6	0	$0
Other Accounts	2,778	(1)	$39,301.7	2	$1,127.9

Thomas Seto
Registered Investment Companies	21		$12,426.2	0	$0
Other Pooled Investment Vehicles	5		$3,312.6	0	$0
Other Accounts	2,778	(1)	$39,301.7	2	$1,127.9

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David M. Stein	None
Thomas Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Programs*
August 2012	19,750	$10.98	19,750	10,703,204
September 2012	261,350	$11.16	281,100	10,441,854
October 2012	189,400	$11.13	470,500	10,252,454
November 2012	88,200	$10.80	558,700	10,164,254
December 2012	161,100	$10.88	719,800	10,003,154
Total	719,800	$11.04

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 11, 2013

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2013